SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 18, 2004 (October 15, 2004)

TRAFFIX, INC.

(Exact Name of registrant as specified in its charter)

Delaware	0-27046	22-3322277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Blue Hill Plaza, Pearl River, New York		10965
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 620-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TRAFFIX, INC.

INDEX TO FORM 8-K

FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

October 18, 2004

ITEMS IN FORM 8-K

Item 2.02.                                          Results of Operations and Financial Condition.

On October 15, 2004, we issued a press release announcing our results of operations for the quarter ended August 31, 2004.  A copy of such release is annexed as an exhibit and is incorporated by reference hereto in its entirety.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit Number	Description

99.1*	October 15, 2004 Press Release

*   Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2004	TRAFFIX, INC.

By:	/s/ Jeffrey L. Schwartz
Jeffrey L. Schwartz
Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1*	October 15, 2004 Press Release

*   Filed herewith